Held-for-Sale and Dispositions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Held-for-Sale and Dispositions	HELD-FOR-SALE AND DISPOSITIONS
Held-for-Sale
Mong Duong — In December 2020, the Company entered into an agreement to sell its entire 51% ownership interest in Mong Duong, a coal-fired plant in Vietnam, and 51% equity interest in Mong Duong Finance Holdings B.V, an SPV accounted for as an equity affiliate. As a result, the Mong Duong plant and SPV were classified as held-for-sale, but did not meet the criteria to be reported as discontinued operations. The transaction was not closed by December 31, 2022 and the agreement was terminated by the parties. As of December 31, 2022, the Mong Duong plant and SPV no longer met the held-for-sale criteria and were reclassified to held and used. Mong Duong is reported in the Energy Infrastructure SBU reportable segment.
Jordan — In November 2020, the Company signed an agreement to sell 26% ownership interest in Amman East and IPP4 for $58 million. The sale is expected to close in 2023. After completion of the sale, the Company will retain a 10% ownership interest in Amman East and IPP4, which will be accounted for as an equity method investment. As of December 31, 2022, the generation plants were classified as held-for-sale, but did not meet the criteria to be reported as discontinued operations. On a consolidated basis, the carrying value of the plants held-for-sale as of December 31, 2022 was $164 million. Amman East and IPP4 are reported in the Energy Infrastructure SBU reportable segment.
Excluding any impairment charges, pre-tax income attributable to AES of businesses held-for-sale as of December 31, 2022 was as follows (in millions):

Year Ended December 31,	2022	2021	2020
Jordan	(6)	21	20
Dispositions
Colon transmission line — In December 2021, Gas Natural Atlántico II S. de. R.L., completed the sale of its transmission line to Empresa de Transmision Electrica, S.A., a government entity in charge of transmission of energy in Panama, for $51 million, resulting in a pre-tax gain on sale of $6 million, reported in Other income on the Consolidated Statement of Operations. The sale did not meet the criteria to be reported as discontinued operations. Prior to its sale, the Colon transmission line was reported in the Energy Infrastructure SBU reportable segment.
Alto Maipo — In November 2021, Alto Maipo SpA filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. Therefore, the Company determined it no longer had control over Alto Maipo, resulting in its deconsolidation. The Company recorded a pre-tax loss on deconsolidation of $2,074 million in Loss on disposal and sale of business interests on the Consolidated Statement of Operations. As Alto Maipo represents a component of AES Andes’ single reporting unit, the carrying value of the net assets of Alto Maipo included an allocation of $224 million of AES Andes’ consolidated goodwill balance of $868 million prior to deconsolidation. The Company allocated AES Andes’ goodwill based on the relative fair value of the component, which was determined based on the relative fair values of the business to be disposed and the portion of the reporting unit to be retained. Subsequent to the deconsolidation of Alto Maipo, the company evaluated the remaining Andes Reporting Unit goodwill and determined the goodwill was not at-risk.
The deconsolidation did not meet the criteria to be reported as discontinued operations. After deconsolidation, the Company's retained investment in Alto Maipo was recognized as a financial asset with zero fair value, utilizing a restructuring model of cash flows and a cost of equity of 21%. Prior to deconsolidation, Alto Maipo was reported in the Energy Infrastructure SBU reportable segment. See Note 5—Fair Value, Note 8—Investments In and Advances to Affiliates, Note 9—Goodwill and Other Intangible Assets, and Note 17—Equity for further information.
Estrella del Mar I — In November 2021, the Company completed the sale of the Estrella del Mar I power barge for $6 million. The sale did not meet the criteria to be reported as discontinued operations. Prior to its sale, Estrella del Mar I was reported in the Renewables SBU reportable segment. See Note 22—Asset Impairment Expense for further information.
AES Tietê Inova Soluções — In June 2021, the Company completed the sale of its ownership in AES Inova Soluções, an investment platform in distributed solar generation, for $20 million, resulting in a pre-tax loss on sale of $1 million. The sale did not meet the criteria to be reported as discontinued operations. Prior to its sale, AES Tietê Inova Soluções was reported in the Renewables SBU reportable segment.
Itabo — In April 2021, the Company completed the sale of its 43% ownership interest in Itabo, a coal-fired plant and gas turbine in Dominican Republic, for $88 million, resulting in a pre-tax gain on sale of $4 million. The sale did not meet the criteria to be reported as discontinued operations. Prior to its sale, Itabo was reported in the Energy Infrastructure SBU reportable segment.
Uruguaiana — In September 2020, the Company completed the sale of its entire interest in AES Uruguaiana, resulting in a pre-tax loss on sale of $95 million, primarily due to the write-off of cumulative translation adjustments. As part of the sale agreement, the Company has guaranteed payment of certain contingent liabilities and provided indemnifications to the buyer which were estimated to have a fair value of $22 million. The sale did not meet the criteria to be reported as discontinued operations. Prior to its sale, Uruguaiana was reported in the Renewables SBU reportable segment.
Kazakhstan Hydroelectric — Affiliates of the Company (the “Affiliates”) previously operated Shulbinsk HPP and Ust-Kamenogorsk HPP (the “HPPs”), two hydroelectric plants in Kazakhstan, under a concession agreement with the Republic of Kazakhstan (“ROK”). In April 2017, the ROK initiated the process to transfer these plants back to the ROK. The ROK indicated that arbitration would be necessary to determine the correct Return Share Transfer Payment ("RST") and, rather than paying the Affiliates, deposited the RST into an escrow account. In exchange, the Affiliates transferred 100% of the shares in the HPPs to the ROK, under protest and with a full reservation of rights. In February 2018, the Affiliates initiated the arbitration process in international court to recover at least $75 million of the RST placed in escrow, based on the September 30, 2017 RST calculation.
In May 2020, the arbitrator issued a final decision in favor of the Affiliates, awarding the Affiliates a net amount of damages of approximately $45 million, which has been collected. AES recorded the remaining $30 million as a loss on sale during the quarter ended June 30, 2020. Prior to their transfer, the Kazakhstan HPPs were reported in the Renewables SBU reportable segment.
Redondo Beach Land — In March 2020, the Company completed the sale of land held by AES Redondo Beach, a gas-fired generating facility in California. The land’s carrying value was $24 million, resulting in a pre-tax gain on sale of $41 million, reported in Other income on the Consolidated Statement of Operations. AES Redondo Beach will lease back the land from the purchaser for the remainder of the generation facility’s useful life. Redondo Beach is reported in the Energy Infrastructure SBU reportable segment.
The following table summarizes, excluding any impairment charge or gain/loss on sale, the pre-tax income attributable to AES of disposed businesses for the periods indicated (in millions):

Year Ended December 31,	2021	2020
Alto Maipo	$35	$11
Itabo	5	41
Estrella de Mar I	—	5
Total	$40	$57